NETSMART TECHNOLOGIES, INC.
EXHIBIT 10.8 - 1999 EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------


1.      Introduction
        ------------

        (a) Purpose. The Netsmart Technologies, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Netsmart Technologies, Inc. (the "Company") and its Participating Subsidiaries (as defined below) will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company.

        (b) Rules of Interpretation. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (as defined below), although the Company makes no undertaking nor representation to maintain such qualification. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.      Definitions
        -----------

        (a)    "Board" shall mean the board of directors of the Company.

        (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (c) "Committee" shall mean the committee appointed by the Board of Directors in accordance with Paragraph 11(a) of the Plan.

        (d) "Company" shall mean Netsmart Technologies, Inc., a Delaware corporation.

        (e) "Compensation" shall mean the gross cash compensation (including, wage, salary and overtime earnings) paid by the Company or any Participating Subsidiary to a participant in accordance with the terms of employment, but excluding all bonus payments, expense allowances and compensation paid in a form other than cash.

        (f) "Common Stock" shall mean the Company's common stock, par value $.01 per share or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company's certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

        (g) "Employee" shall mean any person who is classified as an employee (within the meaning of Section 3401(c)of the Code) by the Company or any Participating Subsidiary on the Company's payroll records during the relevant participation period.

        (h) "Offering," "Offering Commencement Date" and "Offering Termination Date" shall have the meanings set forth in Paragraph 4(b) of the Plan.

        (i) "Participant" shall mean a participant in the Plan as described in Paragraph 4 of the Plan.

        (j) "Participating Subsidiary" shall mean a Subsidiary of the Company whose employees are entitled to participate in the Plan. The Committee shall have the power and authority to determine which Subsidiaries shall be Participating Subsidiaries.

        (k) "Plan" shall mean the Netsmart Technologies, Inc. 1999 Employee Stock Purchase Plan.

        (l) "Plan Representative" shall mean any person designated from time to time by the Committee to receive certain notices and take certain other administrative actions relating to participation in the Plan.

        (m) "Principal Market" shall mean the principal stock exchange or market on which the Common Stock is traded. As of the date the Plan was adopted by the Board, the Principal Market was the Nasdaq SmallCap Market.

        (n) "Subsidiary" shall mean any corporation or other business association (other than the Company or any partnership, limited liability company or other entity which is treated as a partnership for federal income tax purposes) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain.

3.      Eligibility and Participation
        -----------------------------

        (a) Initial Eligibility. Each Employee who shall have completed six consecutive months of employment with the Company or any Participating Subsidiary and shall be employed by the Company or any Participating Subsidiary on the date his or her participation in the Plan is to become effective shall be eligible to participate in Offerings (as defined below) under the Plan which commence after such six-month period has concluded. Persons who are not Employees shall not be eligible to participate in the Plan. All Employees who participate in the Plan shall have the same rights and privileges under the Plan except for differences which are consistent with Section 423(b)(5) of the Code and the regulations thereunder.

        (b) Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to purchase shares of Common Stock under the Plan:

               (i) if, immediately after the grant, such Employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiary Corporations (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

               (ii) which permits such Employee's rights to purchase stock under all Employee stock purchase plans of the Company or any of its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        (c) Commencement of Participation. An eligible Employee may become a participant by completing an authorization for payroll deductions on the form provided by the Company and filing the completed form with the Plan Representative on or before the filing date set therefor by the Committee, which date shall be at least 30 days prior to the Offering Commencement Date for the next following Offering. Payroll deductions for a participant shall commence on the next following Offering Commencement Date after the Employee's authorization for payroll deductions becomes effective and shall continue until termination of the Plan or the participant's earlier termination of participation in the Plan. Each participant in the Plan shall be deemed to continue participation until termination of the Plan or such participant's earlier termination of participation in the Plan pursuant to Paragraph 8 of the Plan.

4.      Stock Subject to the Plan and Offerings
        ---------------------------------------

        (a) Stock Subject to the Plan. Subject to the provisions of Paragraph 12(d) of the Plan, the Board shall reserve for issuance under the Plan an aggregate of one hundred fifty thousand (150,000) shares of Common Stock, which shares shall be authorized but unissued shares of Common Stock or shares of Common Stock held as treasury stock. The Board may, subject to stockholder approval, from time to time reserve additional shares of Common Stock for issuance pursuant to the Plan; provided, however, that at no time shall the number of shares of Common Stock reserved be greater than permitted by applicable law.

        (b) Offerings. The Plan will be implemented by successive offerings of the Company's Common Stock (the "Offerings"), which shall be for a period of three, six or twelve months, as the Committee shall determine.. The first Offering shall begin on a date determined at the discretion of the Committee. Each successive Offering shall begin on a date determined at the discretion of the Committee. The first day of each Offering shall be deemed the "Offering Commencement Date" and the last day the "Offering Termination Date" for such Offering. The Offering Commencement Date for any Offering shall not be earlier than the Offering Termination Date of the preceding Offering.

5.      Payroll Deductions
        ------------------

        (a) Amount of Deduction. A Participant may elect payroll deductions of any whole or half percentage from one percent (1 %) through five percent (5%) of such Participant's Compensation for each pay period during an Offering.

        (b) Participant's Account. All payroll deductions made for a participant shall be credited to an account established for such participant under the Plan. A participant may not make any separate cash payment into such account.

        (c) Changes in Payroll Deductions. A participant may reduce or increase future payroll deductions (within the limits described in Paragraph 5(a) of the Plan) by filing with the Plan Representative a form provided by the Company for such purpose. The effective date of any increase or reduction in future payroll deductions will be the first day of the next pay period succeeding processing of the change form.

6.      Granting of Option
        ------------------

        (a) Number of Option Shares. On the Commencement Date of each Offering, each participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of Common Stock equal to (i) the sum of (x) that percentage of the Employee's Compensation which the Employee has elected to have withheld (but not in any case in excess of 5%) multiplied by the Employee's Compensation during the Offering and (y) the amount of any accumulated payroll deductions from a prior Offering held for the purchase of Common Stock pursuant to Paragraph 7(c) of the Plan divided by (ii) the applicable Offering Price determined as provided in Paragraph 6(b) of the Plan. Such number of shares shall be finally determined at such time as the Offering Price is determined.

        (b) Offering Price. The price of stock purchased with payroll deductions (the "Offering Price") made during the initial Offering and any subsequent Offerings shall be 85% of the lower of:

               (i) the greater of (x) 90% of the closing price of the stock on the Offering Commencement Date for such Offering or the nearest prior business day on which trading occurred on the Principal Market, or (y) the average of the closing prices of the Common Stock on the last five days preceding the Offering Commencement Date on which trading occurred on the Principal Market; or

               (ii) the greater of (x) 90% of the closing price on the Offering Termination Date for such Offering or the nearest prior business day on which trading occurred on the Principal Market, or (y) the average of the prices of the stock on the last five days of the Offering on which trading occurred on the Principal Market. For purposes of determining the average of the prices of stock over a five-day period, the price of the Common Stock for any day shall be the closing price of the Common Stock on the Principal Market on that day.

7.      Exercise of Option
        ------------------

        (a) Automatic Exercise. Each Participant's option to purchase Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the applicable Offering Termination Date for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in the Participant's account at the time will purchase at the applicable Offering Price. Notwithstanding the foregoing, in the event that the number of shares to be purchased by all participants exceeds the maximum number of shares which may be issued pursuant to the Plan, the number of shares to be purchased by all participants shall be reduced proportionately, except that no participant shall purchase less than one share of Common Stock.

        (b) Withdrawal of Account. No Participant shall be entitled to withdraw any amount from the accumulated payroll deductions in his or her account; provided, however, that a participant's accumulated payroll deductions shall be refunded to the Participant as and to the extent specified in Paragraph 8(a) of the Plan upon termination of such Participant's participation in the Offering.

        (c) Fractional Shares. Fractional shares of Common Stock will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares, unless refunded pursuant to Paragraph 7(b) of the Plan, will be held for the purchase of Common Stock in the next following Offering, without interest; provided, however, that the Committee may elect to refund to the Participants all cash held in lieu of issuing fractional shares.

        (d) Exercise of Options. During a Participant's lifetime, options held by a Participant shall be exercisable only by such Participant.

        (e) Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant in such Offering a certificate for the shares of Common Stock purchased in the Offering upon exercise of the Participant's option.

        (f) Benefits of Section 423 of the Code. The Plan is intended to satisfy the requirements of Section 423 of the Code. A Participant will not obtain the benefits of this provision if such participant disposes of shares of Common Stock acquired pursuant to the Plan within two (2) years from the Offering Commencement Date of the Offering for which the options to purchase shares were granted or within one (1) year from the date such Common Stock is purchased by the participant, whichever is later.

8.      Withdrawal
        ----------

        (a) In General. A Participant may stop participating in the Plan at any time by giving written notice to the Plan Representative. Upon processing of any such written notice, no further payroll deductions will be made from the Participant's Compensation during such Offering or thereafter, unless and until such Participant elects to resume participation in the Plan by providing written notice to the Plan Representative pursuant to Paragraph 3(c) of the Plan. Such Participant's payroll deductions accumulated prior to processing of such notice shall be applied toward purchasing full shares of Common Stock in the then-current Offering as provided in Paragraph 7(a) of the Plan. Any cash balance remaining after the purchase of shares in such Offering shall be refunded promptly to such Participant.

        (b) Effect on Subsequent Participation. A Participant's withdrawal from any Offering will not have any effect upon such participant's eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company and for which such Participant is otherwise eligible.

        (c) Termination of Employment. Upon termination of a Participant's employment with the Company or any Participating Subsidiary (as the case may be) for any reason, including retirement or death, the participant's payroll deductions accumulated prior to such termination, if any, shall be applied toward purchasing full shares of Common Stock in the then-current Offering, and any cash balance remaining after the purchase of shares in such Offering shall be refunded to the Participant or, in the case of the Participant's death, to the person or persons entitled thereto under Paragraph 12(a) of the Plan, and the Participant's participation in the Plan shall be deemed to be terminated. In the event that a Participant is employed by a Subsidiary which, during the term of an Offering, ceases to be a Subsidiary, the Participant's employment shall be deemed to have been terminated as of the date such entity ceased to be a Subsidiary.

9.      Interest
        --------

        (a) Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of or distributed to any Participant.

10.     Stock
        -----

        (a) Participant's Interest in Option Stock. No Participant will have any interest in shares of Common Stock covered by any option held by such Participant until such option has been exercised as provided in Paragraph 7(a) of the Plan.

        (b) Registration of Stock. Shares of Common Stock purchased by a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Plan Representative prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

11.     Administration
        --------------
                                      -4-

        (a) Appointment of Committee. The Board shall appoint a committee (the "Committee") to administer the Plan, which shall consist solely of no fewer than three "nonemployee directors" (as defined in Rule 16b-3(a)(3) promulgated under the Securities Act of 1933, as amended). If no committee is appointed by the Board of Directors, then the Board shall serve as the Committee.

        (b) Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provision of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination of the foregoing matters shall be conclusive.

        (c) Rules Governing the Administration of the Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its chairman, shall hold its meetings at such times and places as it shall deem advisable, and may hold telephonic meetings. All determinations of the Committee shall be made by a majority of its members. A decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

12.     Miscellaneous
        -------------

        (a) Designation of Beneficiary. A Participant may file with the Plan Representative a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash under the Plan upon the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Representative. Upon the death of a Participant and receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by the participant under the Plan, and subject to Paragraph 8 of the Plan above concerning withdrawal from the Plan, the Company shall deliver such shares of Common Stock and/or cash to such beneficiary. In the event of the death of a Participant lacking a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents of the Participant, in each case without any further liability of the Company whatsoever under or relating to the Plan. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares of Common Stock and/or cash credited to the Participant under the Plan.

        (b) Transferability. Neither payroll deductions credited to any Participant's account nor any option or rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may, in its discretion, treat such act as an election to withdraw from participation in the Plan in accordance with Paragraph 8(a) of the Plan.

        (c) Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate such payroll deductions.

        (d)    Adjustment Upon Changes in Capitalization.
               -----------------------------------------

               (i) If, while any options are outstanding under the Plan, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through any reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and in the Offering Price or Prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Paragraph 4 of the Plan shall also be proportionately adjusted.

               (ii) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or capital stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date, upon the exercise of such option, for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph 12(d) shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which each such holder of any such option might hereafter be entitled to receive.

        (e) Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, alter (i) the aggregate number of shares of Common Stock which may be issued under the Plan (except pursuant to Paragraph 12(d) of the Plan) or (ii) the class of employees eligible to receive options under the Plan, other than to designate additional Subsidiaries as Participating Subsidiarys, and provided further, however, that no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase shares of Common Stock, adversely affect the rights of such Employee under such option.

        (f) Effective Date. The Plan shall become effective as of November 18, 1999, subject to approval by the holders of a majority of the shares of Common Stock present and represented at any special or annual meeting of the stockholders of the Company duly held within twelve months after adoption of the Plan. If the Plan is not so approved, the Plan shall not become effective.

        (g) No Employment Rights. The Plan does not, directly or indirectly, create in any person any right with respect to continuation of employment by the Company or any Subsidiary, and it shall not be deemed to interfere in any way with the Company's or any Subsidiary's right to terminate, or otherwise modify, any employee's employment at any time.

        (h) Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

        (i) Governing Law. The law of the State of New York will govern all matters relating to this Plan except to the extent superseded by the federal laws of the United States.

        (j) Committee Rules for Foreign Jurisdictions. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures; provided, however, that any such rules or procedures do not result in an Offering Price which is less than the lesser of an amount equal to 85% of the fair market value of the stock on the Offering Commencement Date or 85% of the fair market value of the stock on the Offering Termination Date. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.


                                      -6-